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                                                                    EXHIBIT 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Form S-8 relating to the 1995 Stock Option and Compensation Plan (Registration No. 33-96430).

                                ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 27, 1997.